UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2001





                                  Ubrandit.com
                       6405 Mira Mesa Boulevard, Suite 100
                               San Diego, CA 92121


                          Commission File No. 000-26799

                       Incorporated in the State of Nevada

                      Federal Identification No. 87-0381646



                            Telephone: (858) 350-9566


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 30, 2001, the Company completed the closing of the merger transaction contemplated by that certain Agreement and Plan of Merger dated as of December 4, 2000, as amended effective as of January 12, 2001, by and among the Company, Ubrandit Acquisition Corporation and Mindtronics Corporation ("Mindtronics"), pursuant to which Mindtronics became a wholly-owned subsidiary of the Company, and each outstanding share of common stock of Mindtronics was converted into the right to receive approximately 1.1942 shares of the Company's Common Stock.

ITEM  7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

NONE





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ubrandit.com

Date: May 2, 2001                                  By: /s/ ROGER C. ROYCE
                                                   ----------------------------
                                                   Roger C. Royce,
                                                   Chairman and CEO